UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2025

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC
9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC
Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2025 (the “Effective Date”), Presidio Property Trust, Inc., a Maryland corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”) for the purpose of raising approximately $2.05 million in gross proceeds for the Company. Pursuant to the terms of the Purchase Agreement, the Company agreed to sell in a registered direct offering (the “Offering”), (i) 140,000 shares (the “Public Shares”) of its Series A Common Stock, par value $0.01 per share (the “Series A Common Stock”) and (ii) pre-funded warrants to purchase up to 30,830 shares (the “Pre-Funded Warrant Shares”) of Series A Common Stock (the “Pre-Funded Warrants”). Each Public Share and accompanying Pre-Funded Warrant are being sold together at a combined offering price of $12.00. The Pre-Funded Warrants will be immediately exercisable at a nominal exercise price of $0.0001 and may be exercised at any time, subject to certain conditions therein, until all of the Pre-Funded Warrants are exercised in full.

The closing of the sales of the Securities pursuant to the Purchase Agreement is expected to occur on or about July 15, 2025, subject to customary closing conditions.

A.G.P./Alliance Global Partners (the “Placement Agent”) is acting as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the Offering.

Pursuant to that certain Placement Agency Agreement, dated as of the Effective Date, by and between the Company and the Placement Agent (the “Placement Agency Agreement”), the Placement Agent will be entitled to (i) a cash fee equal to 7.0% of the gross proceeds from the placement of the Securities sold by the Placement Agent; (ii) accountable legal fees and other reasonable and documented out-of-pocket expenses incurred by the Placement Agent in connection with the transaction in the amount of up to $75,000; and (iii) non-accountable expenses of $25,000.

The net proceeds to the Company after deducting the Placement Agent’s fees and the Company’s estimated offering expenses are expected to be approximately $1.7 million. The Company intends to use the net proceeds from the Offering for working capital and for other general corporate purposes including to potentially acquire additional properties.

In addition, in connection with the Purchase Agreement, the Company and the Purchaser entered into an Amendment to Series A Common Stock Purchase Warrants (the “Amendment”). The Amendment amends certain warrants to purchase 200,000 shares of Series A Common Stock purchased by the Purchaser on July 14, 2021 (the “2021 Warrants”) to (i) reduce the exercise price to $12.00 per share from $55 per share and (ii) extend the termination date to July 16, 2030 from July 16, 2026. Pursuant to the Stock Purchase Agreement, the Company agreed to file a resale registration statement to register the shares of Series A Common Stock underlying the 2021 Warrants within 30 days of the closing of the offering and to cause the registration statement to go effective within 60 days of the closing.

Pursuant to the terms of the Purchase Agreement and subject to certain exceptions as set forth in the Purchase Agreement, for a period of 15 days after the closing of the offering, the Company may not, without the prior written consent of the Placement Agent and the Purchaser and subject to certain exceptions, (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Series A Common Stock or common stock equivalent or (ii) file any registration statement or any amendment or supplement thereto. In addition, pursuant to the terms of the Purchase Agreement, for a period of 60 days after the closing of the offering, the Company shall be prohibited from effecting or entering into an agreement to effect any variable rate transaction, with the exceptions that (i) the Company may enter into an at the market sales facility with the Placement Agent; (ii) file a registration statement with respect to an at the market sales facility with the Placement Agent; and (iii) beginning 30 days after closing, may make sales pursuant to an at the market sales facility with the Placement Agent.

The Public Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares were offered and sold by the Company pursuant to an effective registration statement on Form S-3 (File No. 333-278960), as well as a prospectus supplement in connection the Offering to be filed with the Securities and Exchange Commission.

The foregoing description of the material terms of the Pre-Funded Warrant, the Amendment, the Purchase Agreement, and the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Pre-Funded Warrant, Form of Amendment, Form of Securities Purchase Agreement, and the Placement Agency Agreement, copies of which are filed as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The legal opinions and consent of Sichenzia Ross Ference Carmel LLP relating to the Pre-Funded Warrants are filed as Exhibits 5.2 and 23.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The legal opinion and consent of Venable LLP relating to the Public Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares are filed as Exhibits 5.1 and 23.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On July 14, 2025, the Company issued a press release announcing the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

4.1	Form of Pre-Funded Common Stock Purchase Warrant
4.2	Form of Amendment to Series A Common Stock Purchase Warrant
5.1	Opinion of Venable LLP regarding validity of shares registered
5.2	Opinion of Sichenzia Ross Ference Carmel LLP regarding validity of Pre-Funded Warrants
10.1	Form of Securities Purchase Agreement, dated as of July 14, 2025, by and between the Company and the Purchaser
10.2	Form of Placement Agency Agreement, dated as of July 14, 2025, by and between the Company and the Placement Agent
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Sichenzia Ross Ference Carmel LLP (included in Exhibit 5.2).
99.1	Press Release of the Company, dated July 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Edwin H. Bentzen
	Name:	Edwin H. Bentzen
	Title:	Chief Financial Officer

Dated: July 15, 2025